UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 3, 2007

CMS Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-09513	38-2726431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Consumers Energy Company
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-05611	38-0442310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02 Termination of a Material Definitive Agreement.

On June 1, 2007, CMS Energy Corporation ("CMS Energy") announced that certain of its subsidiaries had entered into a purchase and sale agreement to sell their interests in the GasAtacama project in Chile. On July 3, that agreement was terminated as a result of an exercise of a right of first offer by Empresa Nacional De Electricidad S.A ("Endesa").

As previously disclosed in a Form 8-K filed on June 4, 2007, CMS International Ventures, L.L.C. an indirect subsidiary of CMS Energy (the "GasAtacama Seller"), and certain other CMS Energy subsidiaries entered into an Amended and Restated Securities Purchase Agreement, dated as of June 1, 2007 (the "GasAtacama Agreement") with AEI Chile Holdings, LTD (the "GasAtacama Buyer"), a wholly owned subsidiary of Ashmore Energy International. Pursuant to the GasAtacama Agreement, the GasAtacama Seller agreed to sell its equity interests in various entities that collectively own CMS Energy’s interest in GasAtacama, a project that owns and operates natural gas pipelines in Argentina and Chile, as well as a 780 megawatt combined cycle gas-fired generation facility in Chile. The Chilean power plant has been refitted to operate on oil due to curtailments of the gas supply from Argentina. Also pursuant to the GasAtacama Agreement, certain other CMS Energy subsidiaries were selling promissory notes related to GasAtacama. The purchase price was $80 million.

Pursuant to the right of first offer, Endesa was able to purchase CMS Energy’s interests in the GasAtacama project for the same price and under substantially the same terms and conditions as the GasAtacama Buyer. Endesa informed CMS Energy, during the right of first offer exercise period, of its intention to exercise its right of first offer resulting in the termination of the GasAtacama Agreement.

This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” each found in the MANAGEMENT’S DISCUSSION AND ANALYSIS sections of CMS Energy’s Form 10-K, Consumers’ Form 10-K for the Year Ended December 31, 2006 and a form 8-K filed June 4, 2007 amending CMS Energy’s 2006 financial statements to reflect certain discontinued operations resulting from certain recent asset sales (CMS Energy’s and Consumers’ “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference), that discuss important factors that could cause CMS Energy’s and Consumers’ results to differ materially from those anticipated in such statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS Energy Corporation

July 10, 2007	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice Presdent and Chief Financial Officer

Consumers Energy Company

July 10, 2007	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer